UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14, 2009

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	814-00678 (Commission File Number)	20-1031329 (IRS Employer Identification No.)

14 Wall Street, 11th Floor New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 566-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1          Registrant's Business and Operations
Item 1.01          Entry into a Material Definitive Agreement

On December 14, 2009, Blackhawk Capital Group BDC, Inc., a Delaware corporation (the "Company") entered into an amendment ("Amendment") of its Placement Agent Agreement dated August 21, 2009 ("Placement Agent Agreement") with Growthink Securities, Inc. ("Growthink").  Reference is made to the Company's Form 8-K filed with the SEC on August 21, 2009 describing the Placement Agent Agreement with Growthink which Form 8-K is fully incorporated herein by reference.

On December 15, 2009, the Company entered into an Amendment of its Placement Agent Agreement dated August 3, 2009 with Bentley Securities Corporation ("Bentley").  Reference is made to the Company's Form 8-K filed with the SEC on August 4, 2009 describing the Placement Agent Agreement with Bentley which Form 8-K is fully incorporated herein by reference.

On December 15, 2009, the Company entered into an Amendment of its Placement Agent Agreement dated July 20, 2009 with Direct Access Partners ("Direct Access").  Reference is made to the Company's Form 8-K filed with the SEC on July 22, 2009 describing the Placement Agent Agreement with Direct Access which Form 8-K is fully incorporated by reference.

On December 14, 2009, the Company determined to terminate its non-registered private placement offering of up to 50,000,000 shares of its Common Stock at a purchase price of $5.00 per share ($250,000,000 maximum) under Rule 506 of Regulation D of the Securities Act of 1933, as amended (“Securities Act”) because no shares were sold in such offering.  As a result of this development, the Company determined that it was in its best interests of the Company to attempt to raise up to $5,000,000 (1,000,000 shares of Common Stock at an offering price of $5.00 per share) pursuant to Regulation E under the Investment Company Act of 1940, as amended (“Investment Company Act”) and the Securities Act.

The purpose of each Amendment was to clarify that:

1.
The term "Offering" in each Placement Agent Agreement shall also include the Company's offering of up to 1,000,000 shares ($5.00 per share) pursuant to Regulation E (the "Regulation E Offering") under the Investment Company Act and the Securities Act.  The Regulation E Offering has no minimum and a maximum of $5,000,000.

2.
The term "Offering Materials" in each Placement Agent Agreement shall include the Company's Form 1-Es and Offering Circulars to be filed with the Securities and Exchange Commission, and distributed to prospective investors, for the Regulation E Offering.

3.
Section 2 of each Placement Agent Agreement shall be amended to provide that the Placement Agent shall receive a cash fee of ten percent (10%) of any shares of Common Stock purchased by investors in the Regulation E Offering and placed by the Placement Agent.

4.
The term in Section 3 of each Placement Agent Agreement with respect to the Regulation E Offering shall terminate on the earliest to occur of (x) the termination of the Regulation E Offering and (y) the date that the Placement Agent and the Company mutually agree in writing to terminate the Placement Agent’s participation in the Regulation E Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2009	BLACKHAWK CAPITAL GROUP BDC, INC.

	By:	/s/ Craig A. Zabala
Craig A. Zabala Chief Executive Officer